SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /
--------------------------------------------------------------------
Check the appropriate box:

/ /   Preliminary Proxy Statement          / /  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           VERMONT PURE HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:_____
      (2)  Aggregate number of securities to which transaction applies:_____
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____
      (4)  Proposed maximum aggregate value of transaction:_____
      (5)  Total fee paid:_____

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:_____
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      (4)  Date Filed: _____
--------------------------------------------------------------------------------





                           VERMONT PURE HOLDINGS, LTD.
                       ROUTE 66, CATAMOUNT INDUSTRIAL PARK
                             RANDOLPH, VERMONT 05060

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1997

                                 ---------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. ("Company") will be held at Vermont Technical College, Randolph Center, Vermont on June 11, 1997 at 1:30 P.M. local time, for the following purposes:

    1. To elect seven directors to hold office until the Annual Meeting of Stockholders in 1998 and until their respective successors have been duly elected and qualified;

    2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

    The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on May 2, 1997 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

    YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors


                                            Robert C. Getchell
                                            Secretary

Randolph, Vermont
May 7, 1997








                           VERMONT PURE HOLDINGS, LTD.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                               GENERAL INFORMATION

    This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors ("Board") of Vermont Pure Holdings, Ltd. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on June 11, 1997, and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

    The  Company's   executive  offices  are  located  at  Route  66,  Catamount
Industrial Park, Randolph, Vermont 05060. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about May 7, 1997.

RECORD DATE AND OUTSTANDING SHARES

    The Board has fixed the close of business on May 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of April 29, 1997, the Company had issued and outstanding 9,716,363 shares of Common Stock, par value $.001 ("Common Stock"), comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

SOLICITATION AND REVOCATION

    Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under "Election of Directors" and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

    The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.







VOTING

    Under "Election of Directors," the persons nominated for election as directors will be elected by a plurality of the shares voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker non-vote) will not be counted in such nominee's favor.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The table and accompanying footnotes on the following pages set forth certain information as of April 29, 1997 with respect to the stock ownership of
(i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company (all of whom are nominees for director), (iii) the Company's Chief Executive Officer and, to the extent applicable, each of the Company's next four most highly compensated executive officers whose individual compensation exceeded $100,000 in the fiscal year ended October 26, 1996, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.


                                               AMOUNT AND NATURE   PERCENTAGE OF
                                                 OF BENEFICIAL      OUTSTANDING
          OWNER'S NAME AND ADDRESS                 OWNERSHIP       SHARES OWNED
          ------------------------                 ---------       ------------

Frank G. McDougall, Jr.  ...................        70,000(1)           0.7%
  32 Hard Place
  Quechee, Vermont 05059
Timothy G. Fallon  .........................       302,000(2)           3.1%
  41 Sarles Street
  Bretton Ridge Estates
  Mt. Kisco, New York 10549
Robert C. Getchell  ........................        35,000(3)           0.4%
  15 Clarina Nichols Lane
  Quechee, Vermont 05050
David R. Preston  ..........................        32,000(3)           0.3%
  7 Marlborough Street
  Boston, MA 02116
Norman E. Rickard  .........................        32,000(3)           0.3%
  1 Bretton Ridge Road
  Mt. Kisco, New York 10549
Beat Schlagenhauf  .........................        30,000(3)           0.3%
  Schlagenhauf & Partners, A.G.
  Hofstrasse 62 b
  Postfach 208
  8027 Zurich, Switzerland
Richard Worth  .............................        37,500(3)           0.4%
  R.W. Frookies, Inc.
  1497 Pail Head Boulevard, Suite 2
  Naples, FL 34110-8444
M. Dolores Paoli  ..........................       947,600(4)           9.7%
  41 Bermuda Road
  Westport, CT 06880
All Officers and Directors                         538,500(5)           5.5%
  as a group (8 individuals)



                                     2




(1) Includes 70,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Does not include 30,000 shares of Common Stock issuable upon exercise of stock options which vest more than 60 days after the date of this table.

(2) Includes 300,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Does not include 130,000 shares of Common Stock issuable upon exercise of stock options which vest more than 60 days after the date of this table.

(3) Includes 30,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Does not include 30,000 shares of Common Stock issuable upon exercise of stock options which vest more than 60 days after the date of this table.

(4) Includes 260,100 shares of Common Stock beneficially owned by Mr. Durrani, the husband of Ms. Paoli, as to which Ms. Paoli disclaims beneficial ownership. Mr. Durrani beneficially owns 135,100 shares of Common Stock and has an immediately exercisable option to acquire up to 125,000 shares of Common Stock. Does not include 405,000 shares of Common Stock owned by Heights Development Corp. ("HDC"), a corporation in which Ms. Paoli is a 15% shareholder. Ms. Paoli's sister, Gloria Paoli, owns 85% of HDC. Ms. Paoli disclaims beneficial ownership of the shares of Common Stock owned by HDC.

(5) Includes 553,750 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Does not include 331,250 shares of Common Stock issuable upon exercise of stock options which vest more than 60 days after the date of this table.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and 10% stockholders are charged by the SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, the Company believes that during the Company's fiscal year ended October 26, 1996, all required reports on Form 3 and 4 were filed on a timely basis, except for one late Form 4 report filed by Mr. Worth which reported the open market acquisition of 2,000 shares of Common Stock in September 1996.


                              ELECTION OF DIRECTORS

    The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. In case any of these nominees become available for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.


            NAME                        AGE                POSITION
            ----                        ---                --------
Frank G. McDougall, Jr. ..............   47        Chairman of the Board
Timothy G. Fallon ....................   43        Chief Executive Officer,
                                                    President and Director
Robert C. Getchell ...................   48        Secretary and Director
David R. Preston .....................   56        Director
Norman E. Rickard ....................   60        Director
Beat Schlagenhauf ....................   44        Director
Richard Worth ........................   46        Director



                                     3





    FRANK G. MCDOUGALL, JR. has been the Chairman of the Board since June 1994. Since January 1995, Mr. McDougall has been a part-time employee of the Company. From December 1993 until January 1995, Mr. McDougall acted as a consultant to the Company in the areas of management and government relations and regulation through Frank McDougall Associates, a management company he founded in October 1993. Since April 1996, Mr. McDougall has provided services through Frank McDougall Associates as the Director of Corporate and Government Relations for the Dartmouth Hitchcock Medical Center and the Lahey Hitchcock Clinic. From July 1990 to October 1993, Mr. McDougall was the Secretary of the Agency of Development and Community Affairs of the State of Vermont. In March 1997, Mr. McDougall was appointed to the Vermont Board of Education.

    TIMOTHY G. FALLON has been the Chief Executive Officer and President and a Director of the Company since November 1994. From January 1992 to November 1994, Mr. Fallon was the Senior Vice President, Sales and Marketing for Cadbury Beverages, Inc. From October 1989 to December 1991, Mr. Fallon was Vice
President of Sales for Canada Dry USA, a division of Cadbury Beverages, Inc. From July 1984 to September 1989, Mr. Fallon served as Vice President -- Sales and Marketing for Pepsi Cola Bottling Company New York City, Inc.

    ROBERT C. GETCHELL has been a director of the Company since December 1994. On December 6, 1995, Mr. Getchell was appointed the Secretary of the Company. Mr. Getchell has been a principal of Getchell Professional Association, a firm of certified public accountants in Quechee, Vermont, for more than the past five years. In June 1996, Mr. Getchell was named the Chairman of the Vermont Economic Development Authority and also serves on the board of the Vermont State Colleges.

    DAVID R. PRESTON has been a director of the Company since October 1995. Mr. Preston has been a consultant and adjunct professor of Suffolk University in Boston, Massachusetts since September 1994. From 1990 to September 1994, Mr. Preston was a division president at Kayser- Roth Corporation, a sock and hosiery manufacturer, located in Greensboro, North Carolina. Mr. Preston is a retired division president and corporate officer of the Gillette Company.

    NORMAN E. RICKARD has been a director of the Company since May 1995. Mr. Rickard has been the President of Xerox Business Services of Xerox Corporation since 1992. Mr. Rickard has been employed by Xerox Corporation since 1967 in various capacities, including Director of Business Effectiveness, Director of the Worldwide Strategic Manufacturing project, Director of Staff Operations and Vice President of Quality.

    BEAT SCHLAGENHAUF has been a Director of the Company since July 1993. Mr. Schlagenhauf has been a principal of Schlagenhauf & Partners, a portfolio management company in Zurich, Switzerland, for more than the past five years.

    RICHARD WORTH has been a Director of the Company since June 1994. Mr. Worth has been the Chief Executive Officer and President and a director of R.W. Frookies, Inc., a manufacturer and marketer of cookies and snack products, since 1985. From 1978 to 1985, Mr. Worth owned and operated Sorrell Ridge, Inc., a manufacturer and marketer of jams.

    During the fiscal year ended October 26, 1996, the Board of Directors of the Company met nine times. With the exception of Beat Schlagenhauf, Norman E. Rickard, and Richard Worth, no incumbent director attended fewer than 75% of the total number of meetings of the Board and Committees of the Board on which he served.

    The Company amended its by-laws as of March 26, 1997 to provide that the number of directors who shall constitute the whole Board shall be determined from time to time by resolution of the Board of Directors. Formerly, the by-laws of the Company provided that the Board or the stockholders could establish the size of the full Board at the Annual Meeting.



                                     4





EXECUTIVE COMPENSATION

    The following tables show (i) the cash compensation paid by the Company, as well as certain other compensation paid or accrued, to the Chief Executive Officer of the Company for the fiscal years ended October 29, 1994, October 28, 1995 and October 26, 1996, (ii) information reporting options granted to the Chief Executive Officer during the fiscal year ended October 26, 1996, and (iii) information regarding the value of all options granted to the Chief Executive Officer at the end of the fiscal year ended October 26, 1996.


                        SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                            ----------------------
                                                                                         ALL OTHER
                                            FISCAL    SALARY     BONUS     OPTIONS/     COMPENSATION
       NAME AND PRINCIPAL POSITION           YEAR       ($)       ($)     (# SHARES)        ($)
       ---------------------------          -------  --------   -------    --------       -------
Timothy G. Fallon(1)  ...................    1996    $172,000   $50,000      30,000       $14,400
  Chief Executive Officer                    1995    $172,000   $75,000     400,000       $14,400
  and President                              1994      -0-        -0-         -0-           -0-


---------
* Less than 1%.

(1) Mr. Fallon commenced employment with the Company on November 4, 1994. The amount under "All Other Compensation" represents a car allowance.

    The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to the individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.


                 OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR


                                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                               ASSUMED ANNUAL RATES OF STOCK
                                                                                               PRICE APPRECIATION FOR OPTION
                                  INDIVIDUAL GRANTS                                                       TERM(1)
                                  -----------------                                            -----------------------------
                                             % OF TOTAL
                                              OPTIONS/
                                               SHARES
                                             GRANTED TO                MARKET
                                OPTIONS/     EMPLOYEES    EXERCISE    PRICE ON
                                 SHARES      IN FISCAL      PRICE      DATE OF    EXPIRATION
            NAME              GRANTED (#)       YEAR      ($/SHARE)   GRANT ($)      DATE      0% ($)    5% ($)     10% ($)
            ----              ----------     ---------    ---------   ---------    -------     ------    ------     -------
Timothy G. Fallon .........      30,000         6.9%        $2.50       $2.50      7/24/06       -0-     $47,167    $119,531
  Chief Executive Officer
  and President

---------
(1) Based on difference  between aggregate market price on the date of grant and the aggregate  exercise prices of the options granted.  The amounts shown as potential  realizable  value illustrate what might be realized upon exercise immediately  prior to  expiration  using the 5% and 10%  appreciation  rates established in regulations of the SEC,  compounded  annually.  The potential realizable value is not intended to predict future appreciation of the price
    of  the  Company's   Common   Stock.   The  values  shown  do  not  consider
    nontransferability, applicable vesting periods or termination of the options upon termination of employment.


                                     5




                        AGGREGATED YEAR-END OPTION VALUES



                                            NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                              OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                                                 YEAR-END (#)           AT FISCAL YEAR-END ($)(1)
                                         ---------------------------   ----------------------------
                                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                                         -----------   -------------   -----------    -------------
Timothy G. Fallon ....................     200,000        200,000          -0-            -0-
  President and Chief
  Executive Officer

---------
(1) As of October  26,  1996,  the market  value of a share of Common  Stock was
    $2.1875 which was less than the per share exercise prices of Mr.
    Fallon's options of $2.25 and $2.50.

EXECUTIVE PARTICIPATION IN COMPENSATION DECISIONS AND COMPENSATION COMMITTEE; AUDIT COMMITTEE

    Compensation decisions are made by the Company's Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee is
empowered  to  make  recommendations  to  the  Board  relating  to  the  overall compensation arrangements for senior management of the Company and any compensation plans in which officers and directors of the Company are eligible to participate. The Compensation Committee is comprised of Messrs. McDougall, Preston and Getchell. Mr. Fallon, the named executive in the Summary Compensation Table, served as a director during the above periods; however, during the periods reflected in the Summary Compensation Table, Mr. Fallon was employed under a written employment agreement that was entered into before he was a director of the Company.

    On July 24, 1996, the Board of Directors reviewed the compensation of the directors of the Company. The review covered the annual and meeting fees paid to the outside directors, the options held by each director and the need to provide for adequate compensation in light of the frequency of meetings and the amount of time the individuals have been and will be devoting to the activities of the Board of Directors of the Company. As a result of this review, the Board granted to each current director options to purchase up to 30,000 shares of Common Stock, vesting at the rate of 10,000 options on July 24 in each of 1997, 1998 and 1999. Of these options, Mr. Fallon received 20,000 options as incentive options and Mr. McDougall received 30,000 options as incentive options, each under the 1993 Performance Equity Plan. Each of the options is exercisable at $2.50 per share and expires on July 24, 2006.

    The Company has an Audit Committee comprised of Messrs. Getchell and Rickard. The Audit Committee, among other things, is empowered to recommend to the Board the engagement of the independent auditors and to review the scope and procedures of the activities of the independent auditors and the reports on their audits. The Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their responsibilities.

    In the fiscal year ended October 26, 1996, the Compensation Committee met three times and the Audit Committee met once.

EMPLOYMENT ARRANGEMENTS

    On November 4, 1994, the Company entered into an employment agreement with Mr. Fallon which expires November 1, 1998. Pursuant to the agreement, Mr. Fallon acts as the Chief Executive Officer and President of the Company. The annual base salary is $172,000, which will be reviewed annually by the Board. In addition, Mr. Fallon received single sum payments of $75,000 on January 2, 1995 and $50,000 on January 2, 1996. Mr. Fallon is entitled to an incentive bonus of $50,000 if in any fiscal year the Company has annual sales in excess of $15,000,000. The incentive



                                     6






bonus will be increased to $75,000 if the annual sales of the "Vermont Pure" brand are in excess of $20,000,000. Mr. Fallon is also entitled to a supplemental bonus of $100,000 in any year that the Company and its consolidated subsidiaries as they existed on November 4, 1994, has positive net income before the supplemental bonus. Although the incentive bonuses under the employment agreement were not implemented because annual sales did not reach the target amounts, Mr. Fallon was paid an incentive bonus of $50,000 on January 16, 1997 upon the recommendation of the Compensation Committee and approval by the Board of Directors. Under the agreement, Mr. Fallon is prohibited from competing with the Company for a period of two years following the termination of his employment. Pursuant to the employment agreement, the Company granted Mr. Fallon an option to purchase up to 400,000 shares of Common stock. The exercise price was reduced on May 12, 1995 by the Board from $3.00 to $2.25, the then market price of the Common Stock, and options to purchase 133,332 shares of Common Stock were converted from non- incentive to incentive stock options. Options to purchase 100,000 shares of Common Stock become exercisable on each of November 4, 1994, 1995, 1996 and 1997 and remain exercisable until the close of business on December 1, 1999. As of the date of this Proxy Statement, Mr. Fallon has the right to purchase 300,000 shares of Common Stock. Mr. Fallon also has the right to require the Company to register for public sale the shares of Common Stock underlying the options.

    On February 13, 1997, upon the recommendation of the Compensation Committee, the Company agreed in principle to amend Mr. Fallon's employment agreement substantially as follows. The term of the agreement will be extended to the year 2000, and Mr. Fallon's base salary will be increased to $186,000, subject to annual review by the Board of Directors. Incentive compensation for 1997 will include a payment of $50,000 for the achievement of $15,000,000 in sales and $100,000 if the Company has positive net income calculated before the supplemental bonus. For 1998 only, incentive compensation will include a special award of $75,000 for the achievement of $20,000,000 in sales, in addition to a payment of $50,000 per target for meeting Board-approved targeted sales and targeted cash flow, with greater or lesser payments for achieving targets within a specified range above or below year-end targets. For 1999 and 2000, incentive compensation will include a payment of $75,000 per target for meeting each of Board-approved targeted sales and cash flow, again with greater or lesser payments for achieving targets within a specified range above or below year-end targets. Under the new arrangement, Mr. Fallon will be provided a relocation allowance in the event he should move to New England. Mr. Fallon will also be entitled to receive severance payments of salary, bonus and benefits for 18 months if terminated without cause in 1997, and for 12 months if terminated without cause in years 1998 through 2000. In each case, Mr. Fallon will be subject to a period of non-competition equal to the period during which severance is paid. Finally, in connection with the new employment agreement, the Company will enter an option agreement with Mr. Fallon which provides for the issuance of up to 100,000 shares of Common Stock (in addition to previously granted options), the granting of such option to be based on the Company's meeting certain sales and cash flow targets during the term of Mr. Fallon's new employment agreement. These agreements in principle are subject to the execution of definitive agreements.

    The Company engaged Mr. Frank G. McDougall, Jr., a director of the Company, as a consultant on a nonexclusive basis principally in the areas of management and government relations and regulation from December 1993 until January 1995. Mr. McDougall was paid $30,000 per year and was reimbursed for his expenses for these services. In January 1995, Mr. McDougall became a part-time employee of the Company and currently is paid a salary of $40,000 per year and provided a leased car to the value of $8,500 per year.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company, other than options set forth below, do not receive any fees for attending Board meetings. Directors who are not employees of the Company, in addition to options set forth below, receive $5,000 each year, $2,500 payable on July 1 and $2,500



                                     7






payable on January 1, provided the directors participate in 80% or more of the meetings of the Board for the six months prior to the July 1 and January 1 payment date, and $500 for each meeting of the Board attended.


                                 NUMBER OF   EXERCISE
             NAME                  SHARES      PRICE       GRANT DATE              EXPIRATION DATE
             ----                ---------   --------      ----------              ---------------
Frank G. McDougall  ..........     70,000      $2.25    May 12, 1995       Various dates in 1999 and 2000
  Director                         30,000      $2.50    July 24, 1996      July 24, 2006

Robert C. Getchell,  .........     20,000      $2.25    May 12, 1995       January 13, 2000
  Director                         10,000      $2.12    June 7, 1996       June 7, 2001
                                   30,000      $2.50    July 24, 1996      July 24, 2006

David R. Preston,  ...........     20,000      $1.75    December 6, 1995   December 6, 2000
  Director                         10,000      $2.12    June 7, 1996       June 7, 2001
                                   30,000      $2.50    July 24, 1996      July 24, 2006

Norman E. Rickard,  ..........     20,000      $2.25    May 12, 1995       May 12, 2000
  Director                         10,000      $2.12    June 7, 1996       June 7, 2001
                                   30,000      $2.50    July 24, 1996      July 24, 2006

Beat Schlagenhauf,  ..........     20,000      $2.25    May 12, 1995       September 1, 1999
  Director                         10,000      $2.12    June 7, 1996       June 7, 2001
                                   30,000      $2.50    July 24, 1996      July 24, 2006

Richard Worth,  ..............     20,000      $2.25    May 12, 1995       September 1, 1999
  Director                         10,000      $2.12    June 7, 1996       June 7, 2001
                                   30,000      $2.50    July 24, 1996      July 24, 2006


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Condor Ventures, Inc. ("Condor") has been a consultant to the Company since January 1990. In October 1993, the Company entered into a consulting agreement under which Condor renders consulting services (generally marketing, demographic and product positioning studies, as well as public relations and management advice) on a non-exclusive basis for a period of five years. The services are provided by Mr. Adnan A. Durrani who is the President of Condor, a former director of the Company and the spouse of M. Dolores Paoli, a holder of more than 5% of outstanding Common Stock of the Company. During the term of the agreement, Condor is paid $100,000 annually. In addition, the Company paid Condor $50,000 on the effective date of the agreement for services rendered during the period from November 1, 1992 to October 1, 1993. Under the agreement, the Company granted Condor an option to purchase up to 125,000 shares of Common Stock at an exercise price of $5.00 per share, which exercise price was reduced to $2.25 on May 12, 1995 by the Board. This option is fully vested and is exercisable until October 2003. The Company has granted Condor certain "piggyback" and demand registration rights for the Common Stock issued upon exercise of the options until 2005.


                          INDEPENDENT ACCOUNTANTS

    The Company has selected Feldman, Radin & Co., P.C., of New York City, as its independent accountants for the year ending October 25, 1997. A representative of Feldman, Radin & Co., P.C., is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.



                                     8





                             SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.


                              STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the annual meeting for the 1998 fiscal year must be received at the Company's offices by January 23, 1998 for inclusion in the proxy materials relating to that meeting.


                                 OTHER BUSINESS

    Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment.



                                         By Order of Board of Directors



                                         Robert C. Getchell
                                         Secretary

Randolph, Vermont
May 7, 1997



                                     9









                       VERMONT PURE HOLDINGS, LTD. - PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD ON JUNE 11, 1997

     The undersigned Stockholder(s) of VERMONT PURE HOLDINGS, LTD, a Delaware Corporation ("Company"), hereby appoints Frank G. McDougall, Jr. and Timothy G. Fallon, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 11, 1997 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given on the reverse. If no instructions are given, this proxy will be voted FOR all the following proposals.

               (Continued, and to be signed, on the other side.)







                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------

A    [ X ] Please mark your votes as in this example.


                     FOR all nominees            WITHHOLD
                 listed at right except      AUTHORITY to vote
                     as marked to the     for all nominees listed
                      contrary below            at right

1. Election of the
   following           [       ]               [        ]
   Directors:

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below

-------------------------

NOMINEES: Frank G. McDougall, Jr.
          Timothy G. Fallon
          Robert C. Getchell
          David R. Preston
          Norman E. Rickard
          Beat Schlagenhauf
          Richard Worth


2. In their discretion the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

I PLAN ON ATTENDING THE ANNUAL MEETING       [       ]






Signature_______________________ Signature if held jointly______________________

Dated_________________, 1997


Note: Please sign exactly as name appears above. When shares are held by joint tenents, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------